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                                                                  EXHIBIT 10.9.3

                             STOCKHOLDERS AGREEMENT


      THIS STOCKHOLDERS AGREEMENT ("STOCKHOLDER AGREEMENT") is made and entered into this 17TH day of DECEMBER, 1996 by and between FREMONT GOLD CORPORATION, a Delaware corporation (the "ISSUER") and the UNDERSIGNED STOCKHOLDER of the Issuer listed hereinafter (the "UNDERSIGNED").

                                    RECITALS:

A. The Undersigned has received shares of common stock ("SHARES") of the Issuer pursuant to a certain Stock Purchase Agreement ("PURCHASE AGREEMENT") dated December 17, 1996 between the Undersigned and Laminco Resources, Inc.;


      In consideration of the mutual covenants, and agreements, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

                                    AGREEMENT

1.    TRANSFER RESTRICTION.

   The Undersigned understands and agrees that the Issuer will place the following legend on the Shares to be purchased under the Purchase Agreement:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT AND MAY NOT BE TRANSFERED UNTIL DECEMBER 20, 1997.

2.    REGISTRATION RIGHTS.

      2.1 The Undersigned Stockholders who purchase the Shares without an effective Registration Statement under the Act ("RESTRICTED SHARES") shall have the right, at any time, to join with the Company to register the Restricted Shares in any Registration Statement under the Securities Act 1993, as amended ("Act"), filed by the Company with the Securities and Exchange Commission ("Commission"), which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a Registration Statement under the Act is not applicable to a Registration Statement filed by the Company with the Commission on Form S-4, S-8, or any other inappropriate form. If, at any time, the Company proposes to file a Registration Statement as described above with the Commission, it shall, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder and its designees at their addresses appearing on the records of the Company and shall offer to include in any such filing any proposed disposition of the Restricted Shares. Within fifteen (15) days of receipt of the Company's notice of filing, the owners of the Restricted Shares may request registration of the Restricted Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares shall be included in the Registration Statement under the Act to the maximum extent permissible. The Company shall supply said owner(s) with copies of such Registration Statement, and of the prospectus included therein, in such quantities as may be reasonably necessary for the purpose of the proposed disposition.


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      2.2 The Company shall use its best efforts to have such Registration
Statement declared effective by the Commission as soon as practicable after filing. The Company agrees to use its reasonable best efforts to keep the Registration Statement continuously effective, and to take any and all other actions reasonably necessary in order to permit the public resale of the Shares covered by the Registration Statement for a period of 120 days. The Company further agrees, if necessary, to supplement or amend the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Act or by any other rules or regulations for registration, including any registration statements filed pursuant to State securities laws, and the Company agrees to furnish to the Undersigned copies of any such supplement or amendment promptly after its being used or filed with the Commission. The Company shall pay all registration expenses in connection with the registration pursuant to this paragraph. Such reasonable expenses shall include all registration of filing fees, all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of one firm of counsel for the Undersigned and any placement agents in connection with blue sky qualifications of the securities being registered, printing expenses and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants, the fees and expenses associated with any required filing with the National Association of Dealers, Inc. ("NASD"). The Company is not required to pay any fees or expenses of Undersigneds=, placement agents of Undersigneds= or placement agent's counsel, other than the blue sky counsel referred to above, or accountant or any other advisors, including any transfer taxes, underwriting, brokerage or other discounts and commissions and finder's or similar fees payable with respect to the Shares registered in the Registration Statement.

      2.3 Each Undersigned shall pay all costs and expenses incurred by such Undersigned, including all transfer taxes, underwriting, brokerage and other discounts and commissions and finder's and similar fees payable with respect to the Restricted Shares registered pursuant to this Paragraph 2, "Registration Rights." To the extent any registration expenses are incurred, assumed or paid by any Undersigned or any placement or sales agent thereof or underwriter thereof with the Company's prior consent, the Company shall reimburse such person for the full amount of the registration expenses so incurred, assumed or paid within a reasonable time after receipt of a written request for the same. Any registration expenses submitted by any Undersigned, placement agent, sales agent or underwriter on behalf of any such person for payment by the Company shall be itemized in detail and contain clear and accurate receipts of all expenditures made by such parties.

      2.4 The Company and the Undersigned shall indemnify and hold harmless each other and their respective Affiliates from and against any loss, liability, claim, damage and expense (including reasonable attorneys' fees) to the extent resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the Restricted Shares were registered under the Act, or any amendment thereto, including all documents incorporated by reference, or from the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement not misleading; provided that the obligations of any Undersigned to indemnify the Company and its Affiliates shall be limited to the proceeds received by such Undersigned from the sale of the Restricted Shares pursuant to the Registration Statement and shall only apply with respect to the information furnished in writing by such Undersigned or on such Undersigned's behalf expressly for use in the Registration Statement or any prospectus relating to the Restricted Shares or any amendment or supplement thereto. The indemnification required by this subparagraph 2.4 shall be in a form typical for transactions of such nature.


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      2.5 Should the Issuer engage the services of a securities underwriter
(AUnderwriter@) in connection with distribution of its securities pursuant to the Registration Statement, the Undersigned agrees that the Underwriter in its sole discretion may elect to include all, none, or a portion of the Restricted Shares in the Registration Statement. Should the Underwriter elect to include only a portion of the Restricted Shares, the amount of Restricted Shares included shall be allocated on a pro rata basis among the Undersigned and certain other Buyers (as defined in Stock Purchase Agreement) of Issuers shares sold by Laminco Resources Inc., pursuant to separate Stock Purchase Agreements in the aggregate amount of 2,597,000 shares.

3.    MISCELLANEOUS.

            3.1. This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

            3.2. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors.

            3.3 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            3.4 The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be part of this Stockholders Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.




    UNDERSIGNED STOCKHOLDER               ADDRESS          RESTRICTED SHARES
    -----------------------               -------          -----------------


________________________________
Stockholder Signature


________________________________
If corporation; official capacity


FREMONT GOLD CORPORATION
                                    777 Hornby Street, Suite 2000
                                    Vancouver, B.C. V6Z 1S4
                                    Tel: 604-682-4606 Fax: 604-682-6508

Edward M. Topham, its Chief Financial Officer


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